Revenue and income (Tables)	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
Summary of Sales Revenues Subject to Taxes and Contributions

	Rate
	Transaction activities and other services	Subscription services and equipment rental	Financial income

Contribution on gross revenue for social integration program (“PIS”) (a)	0.65% - 1.65%	0.65% - 1.65%	0.65%
Contribution on gross revenue for social security financing (“COFINS”) (a)	3.00% - 7.60%	3.00% - 7.60%	4.00%
Taxes on service (“ISS”) (b)	2.00% - 5.00%	2.00% - 5.00%	—
Social security levied on gross revenue (“INSS”) (c)	4.50%	—	—

(a)PIS and COFINS are contributions levied by the Brazilian Federal government on gross revenues. These amounts are invoiced to and collected from the Group’s customers and recognized as deductions to gross revenue (Note 17.3) against tax liabilities. PIS and COFINS paid on certain purchases may be claimed back as tax credits to offset PIS and COFINS payable. These amounts are recognized as Recoverable taxes (Note 8) and are offset on a monthly basis against Taxes payable (Note 12) and presented net, as the amounts are due to the same tax authority.
(b)ISS is a tax levied by municipalities on revenues from the provision of services. ISS tax is added to amounts invoiced to the Group’s customers for the services the Group renders. These are recognized as deductions to gross revenue (Note 17.3) against tax liabilities. The ISS stated in the table is applicable to the city of São Paulo and refers to the rate most commonly levied on the Group’s operations.
(c)INSS is a social security charge usually levied on employees' wages. Companies in some economic sectors can calculate INSS based on their revenues. The subsidiaries Linx Sistemas, Equals, Hiper, Buy4, Vitta Tecnologia em Saúde S.A. and Questor have this option to pay INSS at a rate of 4.50% on gross revenue when this is a more favorable basis compared to social security tax on payroll regime.